Exhibit 99.1


10
10

SPORT SUPPLY GROUP®

Ticker: RBI

December 2009

Disclosure regarding forward-looking statements.

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements relating to the Company's anticipated financial performance, business prospects, new developments and similar matters, and/or statements preceded by, followed by or that include the words "believes," "could," "expects," "anticipates," "estimates," "intends," "plans," or similar expressions. These forward-looking statements are based on management's current expectations and assumptions, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those suggested by the forward-looking statements due to a variety of factors, including changes in business, political, and economic conditions due to the threat of future terrorist activity or otherwise, the ability to successfully complete integration related activities, actions and initiatives by current and potential competitors, and certain other additional factors described in the Company's filings with the Securities and Exchange Commission. Other unknown or unpredictable factors also could have material adverse effects on the Company's future results, performance or achievements. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this press release may not occur. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. The Company is not under any obligation and does not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this press release to reflect circumstances existing after the date of this presentation or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

I. Overview

II. Products

III. Growth Drivers

IV. Financial Snapshot & Conclusion

Investment Highlights

- **Largest Player in Industry; ripe for continued consolidation**
  (less than 5% share)
- **Strong and improving financial results**
- **Many future organic growth drivers**
- **Scalable Model**
- **Experienced Team**
- **Strong Balance Sheet**
- **Infrastructure/Technology/Capital Structure ripe for leverage**

Fast Facts

Largest Direct Seller of Sports Equipment & Team Uniforms to Institutions in USA since 1972

• **Model:**	"Direct Like Dell" One Stop Shop
• **Industry:**	$3-6B Market; Highly Fragmented Non-retail/non-consumer
• **Targets:**	400,000+ In-School/Out of School Customers and Prospects
• **Competition:**	Local Sporting Goods Stores, Catalogers
• **Basic Value Proposition:**	Factory-Direct Service/Pricing 24-Hour Quick Ship
• **Assets:**	3M+ Catalogs; 40 Telesales Agents; 200+/- Road Men; 20+ Internet Sites; 22,000 Products

Industry Overview

- **Institutional… NOT Retail**
- **Athletics NOT solely dependent on Budgets**
  - Gate Receipts, Fund Raisers, Pay-to-Play Programs
  - Athletics subsidize non revenue-producing school activities
- **Highly fragmented 'Mom & Pop' Distribution**
  - Ripe for Continued Consolidation
- **Competitors Lack Technology and Capital**
- **School spending poised for 7% CAGR through 2013[1]**
  - More students participating in Team Sports[2]

[1]Department of Education [2]SGMA Trends Study

RBI's Unique Positioning within Industry

- **Scale:** Largest Player ($250M+ Revenues/yr); still long runway
- **Breadth:** 100,000 Customers; (Every Zip Code) - Diversification
- **Experience:** Since 1972
- **Direct vs. Re-Distribution:** RBI removes the Middle Man
- **Speed:** Factory-Direct/ 24Hour Quick Ship
- **Proprietary Product:** 30% private label (MacGregor, Voit)
- **Buying Power:** Domestic & International
- **One Stop Shop:** 10,000+ SKUs; Equipment + Uniforms
- **Technology:** SAP. First Mover & Leader
- **Balance Sheet:** Expansion. Opportunity

Consistent & Improving Financial Performance


FY'06
FY'07
FY'08
FY'09
FY'10(E)
Sales: Organic Growth
224M
236M
251M
250M
263-270M
Gross Margin
33.5%
35.3%
36.2%
35.8%
36.0%
EBIT (Operating Margin%)
3.7%
5.4%
7.8%
8.3%
8.4%
EPS
$0.18
$0.37
$0.76
$0.86
$0.91-1.00

FY10 Projected EPS 5-6x FY06 EPS on a 17-20% sales increase

SPORT SUPPLY GROUP

"RBI" as Gateway to Industry


Manufacturing Brands
RBI
$4B Industry
(Schools, Parks, Etc.)

- 200+ Total Road Men
- 3.0M+ Catalogs
- 40 Telesalesmen
- 20+ Web Sites

- **Multiple Tentacles; Deepest Direct Reach**

Two Primary Operating Groups

RBI

Catalog Group

FY09

- $147M
- Q1,Q3,Q4
- 90% Equipment
- Baseball, Softball

Road Sales Group

FY09

- $103M
- Q1,Q2
- 75% Uniforms
- Football, Basketball

30% of Product Mix is Proprietary / Private Label





24 HOUR QUICK SHIP


17:58
BONUS
PERIOD
GUEST
HOME
1 2 3 4
FOULS
FOULS
36
32



SPORT SUPPLY GROUP

3.0M+ Catalogs, Flyers and Postcards

We take products to market vertically through:


US Games
BSN SPORTS
FREE SHIPPING!
BSN SPORTS
20% OFF
League DIRECT
2009
MacGregor
BSN SPORTS
CORE · AGILITY · POWER
SUPER SALE
TOMARK SPORTS
MULTISPORT EQUIPMENT
25 Anniversary
2009
New England Camp DISCOUNTER
1-888-909-8809 WWW.CAMPEXPRESS.COM
ULTIMATE TEAM DEALER ONE STOP SHOP
vpi SPORTS
Master Catalog
vpi SPORTS
ULTIMATE TEAM DEALER ONE STOP SHOP
TEAM ★ SPORTS
2009
Team Uniforms
Team Shoes
Coaches Apparel

40 Outbound Sales Reps

- Customer Acquisition Focus
- Newly Dedicated Resources 3Q '10


BSN SPORTS
COLLEGIATE PACIFIC
PRACTICE BALLS AT COST!
Attn: Baseball Coaches and Athletic Directors
20 Dozen+
$18
Used At
250+
Colleges
10-19 Dozen
$19
• High School Practice Ball
• College Practice Ball
BSN SPORTS
COLLEGIATE PACIFIC
BSN SPORTS
COLLEGIATE PACIFIC
1-800-527-7510
www.BSNCP.com


PRE-SEASON FOOTBALL SAVINGS
FREE!!
Nike® Triax 100
$75.00
VALUE
To celebrate the coming together of BSN Sports and Collegiate Pacific as the Power of 1 company...
POWER of 1
$1
SHIPPING
We introduce,
for just 60 days...
Every Product in the Catalog!
Orders of $1,000+ to qualify
Expires Midnight, 9/15/07
Save hundreds of dollars with this introductory offer!
Please use promo code: B1 to qualify at time of order.
* Products must be purchased at full catalog price.
BSN SPORTS
COLLEGIATE PACIFIC
www.BSNCP.com
Contact your sales rep today!
Steve Easterling
800-527-7510 x9048

Personalized PDF
Sales Flyers

200+ Face-to-Face Salesmen



SPORT SUPPLY GROUP

20+ eCommerce Sites



Sportsonline.com
SPORTS YOU CAN CLICK ON
HACKER SAFE
free shipping
Are You Ready For Some Football?
BSN SPORTS
COLLEGIATE PACIFIC
The Power of One
HOME | HELP | YOUR ACCOUNT | ORDER TRACKING | QUICK ORDER FORM
SHOPS
UP FOR THE SEASON
FACTORY SPORTS
MY ACCOUNT
SHOPPING CART
Home
About
Contacts
LOGIN
SITE SEARCH
US Games
CHECKOUT $0.00 (0 Items)
HOME HELP YOUR ACCOUNT ORDER TRACKING QUICK ORDER FORM PARKED CART
NEW 2007
US Games ORIGINAL
Playground/YMCA
After-School Pack
BUY NOW
SHOP FITNESS
SHOP BALLS
CURRICULUM
VIEW CATALOG | REQUEST
JOIN CLUB WEB
MEET JOHN THOMSON
REFER A FRIEND

SPORT SUPPLY GROUP

Proprietary Brands a Key Differentiator

Sports Cool
MacGregor
Ryan Express
Flag-A-Tag
Voit®
TITAN
Founded Edwards 1884 Sports Products Ltd
GoldMedal® Athletic Products
Triple Threat
Mark1™
Bulldog Pitching Machines
RolDri®
GSC
Galaxy™
GameCraft®
ENDURO
AlumaGoal®
Funnets
Champion Barbell™
Pro Down
Markers, Inc.
PORTaPiT®

Leading re-distributor of certain major brands

adidas®

TEAM
ENGINEERED TO THE EXACT SPECIFICATIONS OF CHAMPIONSHIP ATHLETES

UNDER ARMOUR®
PERFORMANCE APPAREL

Rawlings®
Est. 1887

Wilson®

FY10 & Beyond Organic Growth Drivers

The Strong Get Stronger

• **School Districts:**	Aggregate the Buy. Partnerships Electronic Ordering Opportunities
• **Elementary**	K-6. Fight Obesity. Federal Funding
• **Product Development:**	Purchasing, Sourcing, Merchandising
• **Internet Expansion:**	B2C / B2B. Partnerships
• **Personalization:**	Technological Advances in Cataloging Pin-Pointed Calling Plans Co-Sponsored Field Events Unique Web Personalization Partnerships
• **Fund Raising:**	My Team Shop. Going from Coach to Player
• **Sales Force Growth**	Opportunistic. Properly Structured.

School Districts

Aggregating School District Demand

U.S. COMMUNITIES™

Government Purchasers Saving You Money

Founding Co-Sponsors

U.S. Communities

- $1.5B Buying Consortium for Institutions
- SSG named Exclusive sporting goods partner effective 10/1/09 for 5 years
- Formerly P.E., Now P.E., Athletics & Uniforms
- 37,000 active agencies use USC
- Three phases of Targeting
  1. Past Sports Buyers
  2. Large USC Adopters
  3. Database at Large

Significant Potential Driver

Elementary

Fight vs. Childhood Obesity

FOCUSED FITNESS

Sensible Fitness and Health Programs for Today's Kids

- Exclusive partnership with Focused Fitness
- Nationally accepted curriculum to fight K-6 childhood obesity
- SSG acts as product provider to "FF" Districts
- Taps Federal Grant money; PEP Grants; Foundations

five FOR life PROGRAM

F A B PHYSICAL ACTIVITY PROGRAM

Feeds SSG's Highest Margin Product Line

SPORT SUPPLY GROUP

Personalization


US Games
BSN SPORTS

Personalization Strategy

- Co-sponsored Field Events extend SSG reach locally
- “Tourney in a Box” program rolling out regionally/nationally
- Customer Retention & Prospecting


PS
PrepSportswear.
Your Team. Your Gear. Your Way.™
League Direct

- Exclusive Web Alliance with PrepSportswear.com
- 1,200 customized SKU’s for 110,000 SSG customers
- Incremental Order Potential

SPORT SUPPLY GROUP

Fund Raising

Fund Raising & Player Purchase Solutions


MY TEAM SHOP
Central High School: Baseball

MY TEAM SHOP

- Electronic Solution for school fund raising and player-selected goods
- School carries no inventory; no admin… "virtual bookstore"
- All money collections and order processing online via school-customized "shop"
- National rollout pending
- **www.BSNsports.com/MTS**


MY TEAM SHOP
PLAYER-PAY • FUNDRAISING

New Products

New Products into Pipeline



- Leverage Sourcing, Merchandising Expertise and Product Conversions
- Spring 2010: **200 New Products**
- Critical Mass yields Buying Power; Rebate/Discount Potential
- "Gateway Play": Company reviews multitude of new product concepts from industry entrepreneurs

Bi-Annual Launch of Incremental Products

Consumer Direct

B2C Internet Expansion


Sportsonline
20% OFF sitewide
plus FREE SHIPPING
GAME ROOM SHOP
OUTLET SHOP

- Fastest Growing Corporate Division
- Strengthens seasonally slow Fiscal Q2
- "Retail" gross margins
- Common SKU base with catalogs – introduced to a new audience
- More than 6,500 Affiliates
- Improved SEO, Digital enhancements as next step

Tapping B2C Demand with Same MIX

Sales Force Growth

GUS DOERNER Sports

HAR BELL ATHLETIC GOODS Est. 1967

webster's team sports



- Adding Talent near existing operating hubs
- Deepest Vertical Reach into Accounts (All Coaches/All Sports)
- Opening New Terrain
- 'Green'

  'Experienced'

  'Sales Force Roll-ins'

SSG Model Poised for Leverage

Multiple Expansion Opportunities

- **ORGANIC GROWTH**
  - "Share shift" via better value proposition/continued penetration/targeted marketing
  - Only 30-50% penetrated into any customer type/10-30% into those pocketbooks
  - Leverage technology – continued online order shift – enhances retention
- **ACQUIRING DISTRIBUITON**
  - Catalogers
  - Regional Distributors
- **ACQUIRING BRAND**

Financial Growth Opportunities


Substantial
Earnings
Leverage
Gross
Margin
(%)
SGA
as (%) of
Sales
37%+/-
25%+/-

Recent Financial Developments

- **1Q10**
  - Sales up 5.3%
  - EPS $0.37 vs. $0.35

- **Raised FY10 Guidance**
  - Annualized Sales projected up $13-20 Million
  - Diluted EPS $0.91 - $1.00
  - OCF $17.0 – 19.0 Million
  - FCF $16.0 – 18.0 Million

- **Retirement of Convertible Debentures**
  - $28.9M Retired 12/1/09
  - Remaining Debt: $11 – 14 Million (12/31/10)[E]
  - $70 Million in Debt Reduction in 36 Months
  - Debt Free Run Rate: 6 – 12 Months
  - Diluted Shares Outstanding reduces from 14.5M to 12.55M as of 12/31/09

Financing Agreements

- Revolving Credit Facility with Bank of America
  - $40.0M Facility
  - $20.0M Accordion potentially expands facility to $60.0M
  - Expires February 8, 2012
  - $25.0 Million in Acquisition/ $5.0 Million Stock Repurchases Allowed

EBITDA and Adjusted EBITDA ($ in Millions)

	Twelve Months Ended June 30, 2008	2009	1Q 2010
Net Income	$ 9,733	$ 11,916	$ 5,059
Income taxes	6,276	7,345	3,186
Interest expense (net of interest income)	3,811	1,749	509
D&A	3,738	2,799	670
EBITDA	23,588	23,809	9,424
Other Expenses:			
Stock-based compensation expense	492	1,156	695
Adjusted EBITDA (a)	$ 24,050	$ 24,965	$ 10,119

(a) EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA is defined as net income before interest expense (net of interest income), income taxes, depreciation and amortization. Adjusted EBITDA is defined as net income before interest expense (net of interest income), income taxes, depreciation, amortization, and stock-based compensation expense included in the caption above labeled "Other expenses" which do not directly relate to ongoing operations. SSG management relies on EBITDA and Adjusted EBITDA as the primary measures to review and assess operating performance. SSG believes it is useful to investors to provide disclosures of its operating results on the same basis that is used by management. Management and investors also review EBITDA and Adjusted EBITDA to evaluate SSG's overall performance and to compare SSG's current operating results with corresponding periods and with other companies. You should not consider EBITDA and Adjusted EBITDA in isolation or as a substitute for net income, operating cash flows or other cash flow statement data determined in accordance with accounting principles generally accepted in the United States of America. Because EBITDA and Adjusted EBITDA are not measures of financial performance under accounting principles generally accepted in the United States of America and are susceptible to varying calculations, they may not be comparable to similarly titled measures of other companies.

Management Team

- **Adam Blumenfeld - Chairman & CEO**
  - Family founded Direct Sales of Sporting Goods in 1972
  - 16 Years Industry Experience
- **Terry Babilla - President, COO, General Counsel**
  - 15+ Years Industry Experience
- **John Pitts - CFO**
  - Formerly with Horizon Health (HORC)
  - 2 Years at RBI
- **Kurt Hagen - EVP Sales/Marketing**
  - Formerly with Fossil (FOSL)
  - 3 Years at RBI
- **Tevis Martin - EVP Road Operations**
  - 5 Years at RBI

Strong Line-Up & Industry Expertise

SPORT SUPPLY GROUP


SPORT
SUPPLY GROUP®

Ticker: RBI

December 2009